UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D. C.  20543

                            FORM 8-K

                         Current Report
               Pursuant to Section 13 or 15 (d) of
               The Securities Exchange Act of 1934

                  Date of Report May 20, 1996

                   THE PEOPLES HOLDING COMPANY
    --------------------------------------------------------
     (Exact name of registrant as specified in it's charter)

          Mississippi         0-12154        64-0676974
          -----------         -------        ----------

          (State or           (Commission    (I.R.S. Iden-
           other               file           tification
           jurisdiction)       number)        number)

          209 Troy Street, Tupelo, Mississippi         38802-0709
          ------------------------------------         ----------
       (Address of principal executive officers)        (Zip Code)

Registrant's Telephone Number:  (601) 680-1001


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ITEM 1:   CHANGES IN CONTROL OF REGISTRANT
          --------------------------------

          Not applicable.

ITEM 2:   ACQUISITION OR DISPOSITION OF ASSETS
          ------------------------------------

          Not applicable.


ITEM 3:   BANKRUPTCY OR RECEIVERSHIP
          --------------------------

          Not applicable.

ITEM 4:   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTS
          -------------------------------------------

          Not applicable.

ITEM 5:   OTHER EVENTS
          ------------

          The Board of Directors of The Peoples Holding Company, at the April board meeting, voted to pay a 50% stock dividend to shareholders of record April 30, 1996, to be paid on May 20, 1996.

ITEM 6:   RESIGNATION OF REGISTRANT'S DIRECTORS
          -------------------------------------

          Not applicable.

ITEM 7:   FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS
          ---------------------------------------------------------

          Not applicable.

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                            SIGNATURE

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on it's behalf by the undersigned thereunto duly authorized.

                                   THE PEOPLES HOLDING COMPANY


                                   /s/  John W. Smith
                                   ___________________________
                                        John W. Smith
                                       President & CEO

DATE:  May 20, 1996